Exhibit 99.3



                             PURCHASE AGREEMENT


                                  between

                         FORD MOTOR CREDIT COMPANY,

                                 as Seller

                                    and


                   FORD CREDIT AUTO RECEIVABLES TWO LLC,
                                as Purchaser


                          Dated as of June 1, 2002

                             TABLE OF CONTENTS




                                 ARTICLE I

                             DEFINITIONS AND USAGE............................1

                                 ARTICLE II

                     CONVEYANCE AND ACQUISITION OF RECEIVABLES................2

2.1      Conveyance and Acquisition of Receivables............................2
2.2      The Closing..........................................................3

                                ARTICLE III

                          REPRESENTATIONS AND WARRANTIES......................4

3.1      Representations and Warranties of the Purchaser......................4
3.2      Representations and Warranties of the Seller.........................5

                                 ARTICLE IV

                                 CONDITIONS..................................12

4.1      Conditions to Obligation of the Purchaser...........................12
4.2      Conditions to Obligation of the Seller..............................13

                                 ARTICLE V

                             COVENANTS OF THE SELLER.........................13

5.1      Protection of Right, Title and Interest.............................13
5.2      Other Liens or Interests............................................15
5.3      Costs and Expenses..................................................15
5.4      Indemnification.....................................................15
5.5      Treatment...........................................................16

                                 ARTICLE VI

                              MISCELLANEOUS PROVISIONS.......................17

6.1      Obligations of Seller...............................................17
6.2      Repurchase of Receivables Upon Breach by the Seller.................17
6.3      Seller's Assignment of Purchased Receivables........................17
6.4      Trust...............................................................18
6.5      Amendment...........................................................18
6.6      Accountants' Letters................................................18
6.7      Waivers.............................................................19
6.8      Notices.............................................................19
6.9      Costs and Expenses..................................................20
6.10     Survival............................................................20
6.11     Confidential Information............................................20
6.12     Headings and Cross-References.......................................20
6.13     Governing Law.......................................................20
6.14     Counterparts........................................................20
6.15     Further Assurances..................................................20


Exhibit A    Assignment....................................................A-1
Exhibit B    Schedule of Receivables.......................................B-1
Schedule A   Location of Receivable Files
             at Third Party Custodians of Ford Credit......................A-1
Schedule B   Receivables Purchase Price  ..................................B-2
Appendix A   Definitions and Usage........................................AA-1

                             PURCHASE AGREEMENT

                  This PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement") is made as of the 1st day of June 2002, by and between FORD MOTOR CREDIT COMPANY, a Delaware corporation (the "Seller"), having its principal executive office at One American Road, Dearborn, Michigan 48121, and FORD CREDIT AUTO RECEIVABLES TWO LLC, a Delaware limited liability company (the "Purchaser"), having its principal executive office at One American Road, Dearborn, Michigan 48121.

                  WHEREAS, in the regular course of its business, the Seller purchases certain retail installment sale contracts secured by new and used automobiles and light duty trucks from motor vehicle dealers.

                  WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables and related property are to be sold, transferred, assigned and otherwise conveyed by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser pursuant to the Sale and Servicing Agreement to the Ford Credit Auto Owner Trust 2002-C to be created pursuant to the Trust Agreement, which Trust will issue notes secured by such Receivables and certain other property of the Trust, pursuant to the Indenture, and will issue certificates representing beneficial interests in such Receivables and certain other property of the Trust, pursuant to the Trust Agreement.

                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                 ARTICLE I

                           DEFINITIONS AND USAGE

                  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein. The term "Seller" herein means Ford Motor Credit Company.


                                 ARTICLE II

                 CONVEYANCE AND ACQUISITION OF RECEIVABLES

                  2.1 Conveyance and Acquisition of Receivables

                  On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Receivables and the other property relating thereto (as defined below).

                           (a) Conveyance of Purchased Property. Effective
as of the Closing Date and simultaneously with the transactions pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser, without recourse, all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the following (collectively, the "Purchased Property"): (i) the Receivables; (ii) with respect to Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the forego ing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                           (b) Receivables Purchase Price. In consideration
for the Purchased Property described in Section 2.1(a) hereof, the Purchaser will, on the Closing Date, pay to the Seller the Receivables Purchase Price. As detailed on Schedule B hereto, the portion of the Receivables Purchase Price to be paid in cash is an amount equal to the net cash proceeds from the sale of the Notes to the Underwriters pursuant to the Underwriting Agreement minus the Reserve Initial Deposit. The remaining portion of the Receivables Purchase Price, $114,125,688.03, will be deemed paid and returned to the Purchaser and will be considered a contribution to capital. The portion of the Receivables Purchase Price to be paid in cash will be paid by federal wire transfer (same day) funds.

                           (c) It is understood that the absolute sale,
transfer, assignment and conveyance of the Purchased Property by the Seller to the Purchaser pursuant to this Agreement will be without recourse and the Seller does not guarantee collection of any Receivable, provided, however, that such sale, transfer, assignment and conveyance will be made pursuant to and in reliance on by the Purchaser of the representations and warranties of the Seller as set forth in Section 3.2(b) hereof.

                  2.2 The Closing. The sale, assignment, conveyance and acquisition of the Purchased Property will take place at a closing (the "Closing") at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522 on the Closing Date, simultaneously with the closings under: (a) the Sale and Servicing Agreement pursuant to which the Purchaser will assign all of its right, title and interest in, to and under the Receivables and certain other property to the Trust in exchange for the Securities; (b) the Indenture, pursuant to which the Trust will issue the Notes and pledge all of its right, title and interest in, to and under the Receivables and certain other property to secure the Notes;
(c) the Trust Agreement, pursuant to which the Trust will issue the Certificates; and (d) the Underwriting Agreement, pursuant to which the Purchaser will sell to the Underwriters the Notes.


                                ARTICLE III

                       REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:

                           (a) Organization, etc. The Purchaser has been
duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof and thereof.

                           (b) Due Authorization and No Violation. This
Agreement has been duly authorized, executed and delivered by the Purchaser, and is the legal, valid, binding and enforceable obligation of the Purchaser except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                           (c) No Conflicts. The consummation of the
transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Purchaser), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Purchaser) upon any of the property or assets of the Purchaser pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Purchaser is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Formation or the Limited Liability Company Agreement of the Purchaser.

                           (d) No Proceedings. No legal or governmental
proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Purchaser and will not materially and adversely affect the performance by the Purchaser of its obligations under, or the validity and enforceability of, this Agreement.

                           (e) Fair Market Value. The Purchaser has
determined that the Receivables Purchase Price paid by it for the Purchased Property on the Closing Date is equal to the fair market value for the Purchased Property.

                  3.2 Representations and Warranties of the Seller.

                           (a) The Seller hereby represents and warrants to
the Purchaser as of the date hereof and as of the Closing Date:

                           (i) Organization, etc. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                           (ii) Power and Authority; Due Authorization;
         Enforceability. The Seller has full power and authority to convey and assign the property conveyed and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action. This Agreement has been duly authorized, executed and delivered by the Seller and will constitute the legal, valid, binding and enforceable obligation of the Seller except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                           (iii) No Violation. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Seller and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Seller and its subsidiaries considered as a whole) upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Seller is a debtor or guarantor, nor will such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Seller.

                           (iv) No Proceedings. No legal or governmental proceedings are pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Seller and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Seller of its obligations under, or the validity and enforceability of, this Agreement.

                           (v) This Agreement creates a valid and
         continuing security interest (as defined in the applicable UCC) in the Receivables, in favor of the Purchaser which security interest is prior to all other Liens and is enforceable as such as against all other creditors of and purchasers from the Seller.

                           (b) The Seller makes the following
representations and warranties as to the Receivables on which the Purchaser relies in accepting the Receivables. Such representations and warranties speak as of the Closing Date, but will survive the transfer, assignment and conveyance of the Receivables to the Purchaser and the subsequent assignment and transfer to the Trust pursuant to the Sale and Servicing Agreement and the pledge thereof to the Indenture Trustee pursuant to the
Indenture:

                           (i) Characteristics of Receivables. Each
         Receivable (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto, has been purchased either (X) by the Seller from a Dealer under an existing dealer agreement with the Seller and has been validly assigned by such Dealer to the Seller, or (Y) by PRIMUS from a Dealer or other finance source (provided that such purchase relates to an individual Receivable and not a bulk purchase) under an existing agreement with PRIMUS and has been validly assigned by such Dealer or other finance source to PRIMUS and has been validly assigned by PRIMUS to the Seller in the ordinary course of business, (b) creates or has created a valid, subsisting, and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest will be assignable by the Seller to the Purchaser, (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (d) provides for level monthly payments (provided that the payment in the last month in the life of the Receivable may be different but in no event more than twice the amount of the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (e) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance, and
         (e) is an Actuarial Receivable or a Simple Interest Receivable.

                           (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Purchaser and its assigns is true and correct in all material respects.

                           (iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle will have complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                           (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                           (v) No Government Obligor. None of the
         Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or political subdivision of either thereof.

                           (vi) Security Interest in Financed Vehicle.
         Immediately prior to the transfer, assignment and conveyance thereof, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller as secured party.

                           (vii) Receivables in Force. No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                           (viii) No Waiver. No provision of a Receivable has been waived.

                           (ix) No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened with respect to any Receivable.

                           (x) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

                           (xi) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived any of the foregoing.

                           (xii) Insurance. With respect to each
         Receivable, the Seller, in accordance with its customary standards, policies and procedures, will has determined that, as of the date of origination of each Receivable, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

                           (xiii) Title. It is the intention of the Seller that the sale, transfer, assignment and conveyance herein contemplated constitute an absolute sale, transfer, assignment and conveyance of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the sale and transfer herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the sale and transfer thereof, the Purchaser will have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the sale and transfer has been perfected under the UCC.

                           (xiv) Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Securities would be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                           (xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority, validly perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, will be made within ten days of the Closing Date.

                           (xvi) Priority. Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Purchaser hereunder or granted by the Purchaser to the Issuer or by the Issuer to the Indenture Trustee or that has been terminated.

                           (xvii) Chattel Paper. Each Receivable
         constitutes "tangible chattel paper" as defined in the UCC.

                           (xviii) One Original. There will be only one original executed copy of each Receivable. The Seller, or its custodian, has possession of such original with respect to each Receivable. Such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Seller. All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Purchaser."

                           (xix) New and Used Vehicles. 80.75% of the aggregate Principal Balance of the Receivables, constituting 74.78% of the number of Receivables, as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the Receivables represent vehicles financed at used vehicle rates.

                           (xx) Amortization Type. By aggregate Principal Balance as of the Cutoff Date, 0.03% of the Receivables constitute Actuarial Receivables and 99.97% of the Receivables constitute Simple Interest Receivables.

                           (xxi) Origination. Each Receivable has an origination date on or after October 26, 1996.

                           (xxii) PRIMUS. 12.02% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables originated through PRIMUS and assigned to the Seller, and 87.98% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables that were originated through Ford Credit (excluding PRIMUS).

                           (xxiii) Maturity of Receivables. Each Receivable has an original maturity of not greater than seventy-two (72) months. The percentage of Receivables by Principal Balance with original terms greater than 60 months is 6.25%. The percentage of Receivables by Principal Balance with remaining terms greater than 60 months is 4.09%.

                           (xxiv) Annual Percentage Rate. The Annual
         Percentage Rate of each Receivable is between 0.00% to 29.99%.

                           (xxv) Scheduled Payments. Each Receivable has a first Scheduled Payment due, in the case of Actuarial Receivables, or a first scheduled due date, in the case of Simple Interest Receivables, on or prior to June 1, 2002 and no Receivable has a payment that is more than thirty (30) days overdue as of the Cutoff Date.

                           (xxvi) Location of Receivable Files. The
         Receivable Files are kept at one or more of the offices of the Servicer in the United States or the offices of one of the custodians specified in Schedule A hereto.

                           (xxvii) No Extensions. The number of Scheduled Payments, in the case of Actuarial Receivables, and the number of scheduled due dates, in the case of Simple Interest Receivables, will not have been extended on or before the Cutoff Date on any Receivable.

                           (xxviii) Other Data. The numerical data relating to the characteristics of the Receivables contained in the Prospectus are true and correct in all material respects.

                           (xxix) Agreement. The representations and warranties in this Agreement will be true.

                  (c) The Seller has determined that the Receivables Purchase Price received by it for the Purchased Property on the Closing Date is equal to the fair market value for the Purchased Property.


                                 ARTICLE IV

                                 CONDITIONS

                  4.1 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

                           (a) Representations and Warranties True. The
representations and warranties of the Seller hereunder will be true and correct on the Closing Date with the same effect as if then made, and the Seller will have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                           (b) Computer Files Marked. The Seller, at its
own expense, on or prior to the Closing Date, will indicate in its computer files, in accordance with its customary standards, policies and procedures, that the Receivables have been conveyed to the Purchaser pursuant to this Agreement and will deliver to the Purchaser the Schedule of Receivables certified by an officer of the Seller to be true, correct and complete.

                           (c) Documents to be Delivered by the Seller at
the Closing.

                           (i) The Assignment. On the Closing Date, the
         Seller will execute and deliver the Assignment. The Assignment will be substantially in the form of Exhibit A hereto.

                           (ii) Evidence of UCC Filing. On or prior to the Closing Date, the Seller will record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Receivables and the other property conveyed hereunder, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller will deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.

                           (iii) Other Documents. Such other documents as the Purchaser may reasonably request.

                           (d) Other Transactions. The transactions
contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement will be consummated on the Closing Date.

                  4.2 Conditions to Obligation of the Seller. The obligation of the Seller to convey the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

                           (a) Representations and Warranties True. The
representations and warranties of the Purchaser hereunder will be true and correct on the Closing Date with the same effect as if then made, and the Purchaser will have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                           (b) Receivables Purchase Price. At the Closing
Date, the Purchaser will deliver to the Seller the Receivables Purchase Price in accordance with Section 2.1(b).


                                 ARTICLE V

                          COVENANTS OF THE SELLER

                  The Seller covenants and agrees with the Purchaser as follows, provided, however, that to the extent that any provision of this
ARTICLE V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement will govern:

                  5.1 Protection of Right, Title and Interest.

                           (a) The Seller will authorize and file such
financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser (or its assignee) in the Receivables and in the proceeds thereof. The Seller will deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                           (b) The Seller will not change its name,
identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it has given the Purchaser at least five (5) days' prior written notice thereof and promptly files appropriate amendments to all previously filed financing statements or continuation statements.

                           (c) The Seller will give the Purchaser at least
sixty (60) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will promptly file any such amendment or new financing statement. The Seller will at all times maintain each office from which it will service Receivables, and its principal executive office, within the United States of America.

                           (d) The Seller will maintain accounts and
records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

                           (e) The Seller will maintain its computer
systems, in accordance with its customary standards, policies and procedures, so that, from and after the time of conveyance hereunder of the Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Receivable will indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser or its assignee. Indication of the ownership of a Receivable by the Purchaser or its assignee will not be deleted from or modified on the Seller's computer systems until, and only until, the Receivable has been paid in full or repurchased.

                           (f) If at any time the Seller proposes to sell,
grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Seller will give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, will indicate clearly that such Receivable has been conveyed to and is owned by the Purchaser.

                           (g) The Seller will, upon receipt by the Seller
of reasonable prior notice, permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

                           (h) Upon request, the Seller will furnish to the
Purchaser, within twenty (20) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of Receivables.

                  5.2 Other Liens or Interests. Except for the conveyances hereunder and pursuant to the other Basic Documents, the Seller will not sell, pledge, assign or transfer any Receivable to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller will defend the right, title, and interest of the Purchaser in, to and under such Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section 5.2 will terminate upon the termination of the Trust pursuant to the Trust Agreement.

                  5.3 Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Receivables.

                  5.4 Indemnification.

                           (a) The Seller will defend, indemnify, and hold
harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties contained herein provided, however, with respect to a breach of the Seller's representations and warranties as set forth in Section 3.2(b), any indemnification amounts owed pursuant to this Section 5.4 with respect of a Receivable will give effect to and not be duplicative of the Purchase Amounts paid by the Seller pursuant to Section 6.2 hereof.

                           (b) The Seller will defend, indemnify, and hold
harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

                           (c) The Seller will defend, indemnify, and hold
harmless the Purchaser from and against any and all taxes that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                           (d) The Seller will defend, indemnify, and hold
harmless the Purchaser from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

                           (e) The Seller will defend, indemnify, and hold
harmless the Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability is due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

                  These indemnity obligations will be in addition to any obligation that the Seller may otherwise have.

                  5.5 Treatment. The Seller agrees to treat this conveyance as (i) an absolute transfer for tax purposes and (ii) a sale for all other purposes (including without limitation financial accounting purposes), in each case on all relevant books, records, tax returns, financial statements and other applicable documents.


                                 ARTICLE VI

                          MISCELLANEOUS PROVISIONS

                  6.1 Obligations of Seller. The obligations of the Seller under this Agreement will not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

                  6.2 Repurchase of Receivables Upon Breach by the Seller. (a) The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders, that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof will constitute events obligating the Seller to repurchase Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Purchaser or from the Trust.

                           (b) Any Person who discovers a breach of any
representation or warranty of the Seller set forth in Section 3.2(b) hereof may, and if such Person is the Seller or the Servicer, will, inform promptly the Servicer, the Seller, the Purchaser, the Trust, the Owner Trustee and the Indenture Trustee, as the case may be, in writing, upon the discovery of any breach of any representation or warranty as set forth in Section 3.2(b) hereof. Unless the breach has been cured by the last day of the second Collection Period following such discovery (or, at the Seller's election, the last day of the first following Collection Period), the Seller will repurchase any Receivable materially and adversely affected by such breach at the Purchase Amount. In consideration of the repurchase of such Receivable, the Seller will remit the Purchase Amount to the Servicer for distribution pursuant to Section 4.3 of the Sale and Servicing Agreement. The sole remedy (except as provided in Section 5.4 hereof) of the Purchaser, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders against the Seller with respect to a Repurchase Event will be to require the Seller to repurchase Receivables pursuant to this Section
6.2. With respect to all Receivables repurchased pursuant to this Section 6.2, the Purchaser will assign to the Seller, without recourse, representation or warranty, all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

                  6.3 Seller's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser will assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

                  6.4 Trust. The Seller acknowledges that:

                           (a) The Purchaser will, pursuant to the Sale and
Servicing Agreement, convey the Receivables to the Trust and assign its rights under this Agreement to the Trust for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under Sections
6.2 and 6.3 hereof are intended to benefit the Trust, the Owner Trustee, the Noteholders and the Certificateholders. The Seller hereby consents to such conveyance and assignment.

                           (b) The Trust will, pursuant to the Indenture,
pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.3 are intended to benefit the Indenture Trustee and the Noteholders. The Seller hereby consents to such pledge.

                  6.5 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser; provided, however, that any such amendment that materially adversely affects the rights of the Noteholders or the Certificateholders under the Indenture, Sale and Servicing Agreement or Trust Agreement will be consented to by the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance.

                  6.6 Accountants' Letters.

                           (a) PricewaterhouseCoopers LLP will review the
characteristics of the Receivables described in the Schedule of Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Prospectus.

                           (b) The Seller will cooperate with the Purchaser
and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.6(a) above and to deliver the letters required of them under the Underwriting Agreement.

                           (c) PricewaterhouseCoopers LLP will deliver to the
Purchaser a letter, dated the Closing Date, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus under the caption "Delinquencies, Repossessions and Net Losses" and with respect to such other information as may be agreed in the form of letter.

                  6.7 Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment will operate as a waiver thereof, nor will any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                  6.8 Notices. All communications and notices pursuant hereto to either party will be in writing or by facsimile and addressed or delivered to it at its address as shown below or at such other address as may be designated by it by notice to the other party and, if mailed or sent by facsimile, will be deemed given upon receipt at the address or facsimile number for each party set forth below.

         To Seller:                 Ford Motor Credit Company
                                    Ford Motor Company World Headquarters
                                    Office of the General Counsel
                                    One American Road
                                    Suite 1034-A1
                                    Dearborn, Michigan 48126
                                    Attn:  Secretary
                                    Facsimile No.:  (313) 594-7742

         To Purchaser:              Ford Credit Auto Receivables Two LLC
                                    c/o Ford Motor Credit Company
                                    One American Road
                                    Dearborn, Michigan  48126
                                    Attn: Secretary
                                    Facsimile No.:  (313) 594-7742

                  6.9 Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

                  6.10 Survival. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect and will survive the closing under Section 2.2 hereof and any sale, transfer or other assignment of the Receivables by the Purchaser.

                  6.11 Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under any Sale and Servicing Agreement or as required by law.

                  6.12 Headings and Cross-References. The various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

                  6.13 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  6.14 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.

                  6.15 Further Assurances. Seller and Purchaser will each, at the request of the other, execute and deliver to the other all other instruments that either may reasonably request in order to perfect the conveyance, transfer, assignment and delivery to Purchaser of the rights to be conveyed, transferred, assigned and delivered and for the consummation of this Agreement.

                  IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                            FORD MOTOR CREDIT COMPANY


                                            By: /s/ Stacy Thomas
                                               ------------------------------
                                               Name:  Stacy Thomas
                                               Title: Assistant Secretary


                                            FORD CREDIT AUTO RECEIVABLES
                                              TWO LLC


                                            By: /s/ Stacy Thomas
                                               ------------------------------
                                                Name:  Stacy Thomas
                                                Title: Assistant Secretary

                                                                  Exhibit A

                                 ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of June1, 2002 (the "Purchase Agreement"), between the undersigned and FORD CREDIT AUTO RECEIVABLES TWO LLC (the "Purchaser"), the undersigned does hereby assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the following: (i) the Receivables; (ii) with respect to Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering the Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files;
(vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

         Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of June 1, 2002.

                                            FORD MOTOR CREDIT COMPANY


                                            By:____________________________
                                               Name:
                                               Title:

                                                                  Exhibit B

                          Schedule of Receivables


                           DELIVERED TO PURCHASER

                                 AT CLOSING

                                                                 Schedule A

                        Location of Receivable Files
                  at Third Party Custodians of Ford Credit


Security Archives
5022 Harding Place
Nashville, TN  37211

MSX International, Inc.
1426 Pacific Drive
Auburn Hills, MI 48326

Iron Mountain Records Management
23475 Eickler Street
Hayward, CA  94545

                                                                 Schedule B

Receivables Purchase Price




Total net cash proceeds from the
   Underwriters for purchase of the
   Class A-1 Notes, Class A-2a Notes,
   Class A-2b Notes, Class A-3 Notes,
   Class A-4 Notes, Class B Notes and
   Class C Notes received by  Purchaser              $2,003,402,704.26

less Reserve Account Deposit                         $  (10,599,999.78)

equals the total cash received by
  Purchaser available for transfer
  to Ford Credit as Seller(1)                        $1,992,802,704.47

------------------------------------------------------------------------------


Receivables Purchase Price(2)                        $2,106,928,392.50

minus the total cash received by
Purchaser available for transfer to
Ford Credit as Seller                                $1,992,802,704.47

equals the difference (and
Deemed Capital Contribution
from Ford Credit) of:                                $  114,125,688.03


____________________

     (1) The Class D Certificates are retained by the Purchaser and are not available for transfer to Ford Credit.

     (2) The Seller and the Purchaser have determined that the Receivables Purchase Price equals the fair market value of the Receivables and the related property and the fair market value is calculated as 105% of the adjusted pool balance (or equal to 99.38% of the original pool balance for purposes of the calculations).

                                                                 APPENDIX A
                                                                 ----------


                           Definitions and Usage
                           ---------------------